Corporate Presentation January 2026 1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into early 2027, the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, the timing of anticipated topline results of ALTITUDE-AD, the potential for additional development to support a subcutaneous dosing option of sabirnetug, and the potential to develop a candidate to treat Alzheimer's Disease utilizing EBD technology. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward- looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward- looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

3 Advancing Next Generation Treatments Targeting Toxic Amyloid Beta Oligomers (AβOs) for Early Alzheimer’s Disease (AD) With passion, expertise, and perseverance, we are forging a path toward innovative treatments that preserve quality time for all people impacted by Alzheimer’s and other neurodegenerative diseases. Large and growing market in need of additional treatment options Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs with positive Phase 1 clinical trial results in AD patients; Phase 2 (IV) topline results expected late 2026 Enhanced Brain Delivery (EBDTM) program to develop oligomer-targeted antibodies with BBB-penetrating technology; EBD pre-clinical candidate (PCC) data expected early 2026 Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for sabirnetug ($136M at 9/30/25) $ BBB: blood-brain-barrier

Early AD Patient Population Represents Significant and Growing Market 4 STAGES AND CHARACTERISTICS OF AD PROGRESSION Severe DementiaModerate DementiaMild Dementia Mild Cognitive Impairment (MCI) Preclinical AD ~5 Million* ~2 Million* Early Alzheimer’s Disease in the U.S. Cognitive Decline Behavioral and Psychological Complications Functional Decline *Alzheimer's Association Growing Market Higher prevalence due to aging population More diagnosed cases driven by improved ability to diagnose in earlier stages of AD via increased understanding of blood-based biomarkers More treated cases due to availability of treatment options and favorable shifts around adoption

AD Treatment Landscape Continues to Evolve 5 Future of AD Landscape Broadens Growth Prospects • New blood-based biomarkers and imaging tools will improve diagnostic and monitoring capabilities • Expansion into preclinical AD will significantly increase the addressable population • Combinations with other targets, such as tau, hold promise Current AD Treatments Offer Hope for People Living with AD • First approved anti-amyloid therapies steadily growing • Education and infrastructure buildout allowing for greater access to treatments by the addressable patient population • Increase efficacy • Reduce ARIA-E risk • Provide more convenient delivery options • Target amyloid that occurs earlier in disease course Opportunities for New Anti- amyloid Therapies to Strengthen Risk-Benefit Tradeoff ARIA-E: Amyloid-related imaging abnormalities - edema

6 Phase 1 Phase 2 Phase 3Preclinical Intravenous (IV) Subcutaneous (SC) Fully enrolled, Phase 2 topline results expected late 2026 Phase 1 topline results announced March 2025 support further development EBD-ACU193 Pre-clinical candidate (PCC) data expected early 2026, option to develop up to two EBD development candidates for the treatment of AD 2026 a Pivotal Year for Acumen’s Pipeline Sabirnetug Global Phase 2 Study Results & Next Generation EBDTM Candidate Selection Sabirnetug (ACU193) Enhanced brain delivery (EBD) EBD-ACU234 TfR-Brain transporter + anti-AO mAb

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development AMY SCHACTERLE, PHD Chief Regulatory Officer, Head of Quality PAUL SHUGHRUE, PHD VP, Research & Strategy JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL Chief Executive Officer SIEW TIN GAN Head of Clinical Operations 7 JULIE BOCKENSTETTE Executive Vice President, Head of HR JAMES DOHERTY, PHD President & Chief Development Officer LIEAN SCHENK SVP, Head of CMC LAURA ROSEN, MD, PHD SVP, Clinical Development DEREK MEISNER, JD Chief Legal Officer

Milestones Achieved and Upcoming ~$136M Cash, cash equivalents and marketable securities as of Sept. 30, 2025 8 MILESTONES TIMING STATUS Initiation of ALTITUDE-AD Phase 2 trial 2Q2024 ✓ Completion of enrollment of ALTITUDE-AD 1Q2025 ✓ Phase 1 subcutaneous topline results 1Q2025 ✓ EBDTM non-clinical data package Early 2026 ALTITUDE-AD topline results Late 2026 Acumen expects its cash runway to extend into early 2027

Amyloid Beta Oligomers in AD Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs

Soluble AβOs Contribute to Pathophysiological Processes Associated with Alzheimer’s Disease • Toxic consequences of soluble Aβ oligomer production include synapse dysfunction and loss, tau hyperphosphorylation, immune cell activation and functional impairment • Reduced neuronal toxicity and intervention at the synaptic level may prevent irreversible neuronal cell death Aberrant Tau Phosphorylation Selective Neuron Death Oxidative & ER Stress Insulin Resistance ChAT Loss Synaptic Deterioration Plasticity Dysfunction Receptor Redistribution Impact on Astrocytes/Microglia Disrupted Ca2+ homeostasis Inhibition of Axonal Transport 10 Adapted from Blomeke et al. 2024 Model of Aβ oligomer levels • Soluble Aβ forms appear early in the course of disease pathophysiology • Production of toxic soluble Aβ persists after plaque removal

Sabirnetug: Potential Next Generation Immunotherapy for Early AD 11 • Humanized, affinity matured mAb developed to target toxic Aβ oligomers • IgG2 subclass mAb with reduced effector function Designed for Improved Efficacy & Safety Encouraging Regulatory Interactions • FDA Fast Track designation for the treatment of early AD • Phase 2 implemented as a registration- quality study Positive Ph1 in AD Patients & Encouraging Ph2 Enrollment • Successful Phase 1 exclusively in early AD patients ✓ Safety, target engagement, biomarker effects • Phase 2 (n=542) enrollment complete in March 2025; topline results expected in late 2026 Monomers Oligomers Protofibrils Fibrils Plaques Soluble Amyloid Insoluble Amyloid Sabirnetug IgG2 Neurotoxic

Sabirnetug

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg Sabirnetug or Placebo 2mg COHORT 2: 10 mg/kg Sabirnetug or Placebo 10mg COHORT 3: 25 mg/kg Sabirnetug or Placebo 25mg COHORT 4: 60 mg/kg Sabirnetug or Placebo 60mg COHORT 5: 10 mg/kg Sabirnetug or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg Sabirnetug or Placebo (Q4W) 60mg COHORT 7: 25 mg/kg Sabirnetug or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients 13

Doses Approaching Maximal Target Engagement Support Sabirnetug AO Mechanism and Helped Guide Dose Selection for Next Study Phase 14 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 1 9 3 -A β O C o m p le x ( A U /m L ) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W Sabirnetug-AO Complex TARGET ENGAGEMENT *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025. • Acumen developed a novel assay to measure the complex of AβOs bound to sabirnetug in cerebrospinal fluid • Observed target engagement with oligomers that increased across a range of doses • Achieved saturation point between 25 mg/kg and 60 mg/kg

Importance of Key Fluid Biomarkers Associated with AD Pathology 15 Tau Pathology: pTau181 pTau217 Neuronal Injury: Total tau Synaptic Injury: Neurogranin VAMP2 Amyloid Pathology: A 42/40 Astrocytic Activation: GFAP • Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD1 • Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone2 • After just three administrations of sabirnetug, patients with early AD demonstrated improvements in biomarkers associated with AD pathology 1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimer's Dis. 2018;62(3):1125-1140. A oligomer Amyloid plaque

Consistent Improvement in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of Sabirnetug After Only Three Doses 16 CSF BIOMARKERS pTau181 NeurograninA 42/40 Ratio VAMP2 Tau pathologyAmyloid pathology Synaptic injury n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test N o rm a liza tio n A D P ro g re ssio n N o rm a liza tio n A D P ro g re ssio n N o rm a liza tio n A D P ro g re ssio n N o rm a liza tio n A D P ro g re ssio n E. Cline, et al, Biofluid biomarker changes following treatment with sabirnetug (ACU193) in INTERCEPT-AD, a phase 1 trial in early Alzheimer’s disease. JPAD 2025.

Sabirnetug Shows Greater or Similar Improvement in Multiple CSF Biomarkers as Compared to Other A Agents 17 CSF BIOMARKERS CSF NeurograninCSF pTau181 50 100 -35 -25 -15 -5 5 15 Weeks C S F p T a u 1 8 1 (M e a n % c h a n g e f ro m b a s e li n e ) Gantenerumab (510 mg Q2W) Gantenerumab Placebo ACU193 (60 mg/kg Q4W) ACU193 (25 mg/kg Q2W) ACU193 (10 mg/kg Q4W) Pooled Placebo ACU193 Lecanemab (10 mg/kg Q2W) Lecanemab Placebo Trontinemab (3.6 mg/kg Q4W) C S F p T a u 1 8 1 (M e a n % c h a n g e f ro m b a s e li n e ) 50 100 -35 -25 -15 -5 5 15 Weeks C S F p T a u 1 8 1 (M e a n % c h a n g e f ro m b a s e li n e ) Gantenerumab (510 mg Q2W) Gantenerumab Placebo ACU193 (60 mg/kg Q4W) ACU193 (25 mg/kg Q2W) ACU193 (10 mg/kg Q4W) Pooled Placebo ACU193 Lecanemab (10 mg/kg Q2W) Lecanemab Placebo Trontinemab (3.6 mg/kg Q4W) 50 100 -35 -25 -15 -5 5 15 Weeks C S F p T a u 1 8 1 (M e a n % c h a n g e f ro m b a s e li n e ) Gantenerumab (510 mg Q2W) Gantenerumab Placebo ACU193 (60 mg/kg Q4W) ACU193 (25 mg/kg Q2W) ACU193 (10 mg/kg Q4W) Pooled Placebo ACU193 Lecanemab (10 mg/kg Q2W) Lecanemab Placebo Trontinemab (3.6 mg/kg Q4W) *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. Acumen Pharmaceuticals, data on file; AAIC 2023; Bateman et al 2023 NEJM; ADPD 2025.

Sabirnetug Shows Greater or Similar Improvement in Plasma pTau217 Biomarker as Compared to Other A Agents 18 PLASMA BIOMARKERS Plasma pTau217 *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. Acumen Pharmaceuticals, data on file; AAIC 2023; Sims et al 2023 JAMA; ADPD 2025. Note: More impact to fluid biomarkers was observed with longer dosing duration; the 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts

Highest Doses of INTERCEPT-AD Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints 6% slowing of cognitive decline 8% slowing of cognitive decline -2% slowing of cognitive decline 22% slowing of cognitive decline 27% slowing of cognitive decline 23% slowing of cognitive decline 29% slowing of cognitive decline Efficacy achieved Mean reduction in amyloid plaque (centiloids)* Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs). *There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates. 19 PLAQUE REDUCTION

Sabirnetug Demonstrates Potential for Best-in-Class Safety Profile Compelling Overall Safety Profile, with Low Incidence of ARIA-E in the INTERCEPT-AD study 20 SAFETY ✓ Limited incidence of ARIA-E • 10 mg/kg Q4W: 1 asymptomatic case • 25 mg/kg Q2W: 1 asymptomatic case • 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case ✓ No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study • Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes ✓ Broad therapeutic index with convenient monthly dosing • Safety profile may support attractive benefit/risk option for large portion of patients 5 0 Total ARIA-E cases, or ~10% Cases of ARIA-E in ApoE4 homozygotes N=6 0 Deaths, SAEs Related to Study Drug INTERCEPT-AD Phase 1 Safety Data E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for Sabirnetug to Offer Next Generation Efficacy and Safety 21 ✓ Compelling safety profile with low incidence of ARIA-E ✓ Absence of ARIA-E observed in ApoE4 homozygotes ✓ Broad potential therapeutic index with convenient monthly dosing ✓ First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ) ✓ Rapid, significant plaque reduction comparable to the current market front-runners at similar timepoints ✓ Improvement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

R a n d o m iz a ti o n 1 :1 :1 Sabirnetug 35mg/kg Q4W (n ~180) Sabirnetug 50mg/kg Q4W* (n ~180) Placebo Q4W (n ~180) Primary Endpoint Change in iADRS1 at 18 months Secondary Endpoints1 CDR-SB, ADAS- Cog13, ADCS-ADL, AD biomarkers 12-month open label extension Objective: To evaluate the clinical efficacy, safety and tolerability of sabirnetug Patient population: Patients with early AD (MCI or mild dementia due to early AD) ALTITUDE-AD Phase 2 Study Results Expected in Late 2026 1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living 22 *Titration of sabirnetug 35mg/kg Q4W for two doses. • 542-participant study fully enrolled in March 2025 (U.S., Canada, U.K., Germany, Spain) • Open label extension portion of ALTITUDE-AD initiated in November 2025 • Topline results expected in late 2026 Key Highlights

Subcutaneous Formulation Well-Tolerated in Phase 1 Healthy Volunteer Study Potential to Dose Once-Weekly with Single Injection to Broaden Patient Access and Increase Treatment Convenience Topline results announced in March 2025 show systemic exposure supports further clinical development of the subcutaneous formulation 23 Phase 1 study to compare the pharmacokinetics of subcutaneous form of sabirnetug to the IV form Outcomes: • Safety • Subcutaneous bioavailability • Information on flat dosing Population: • Healthy volunteers • Age matched to AD population in sabirnetug Phase 1 (INTERCEPT-AD) study IV dose (single dose) (n = 12) Subcutaneous dose (4 doses, 1/week) (n = 16) Phase 1 Subcutaneous Healthy Volunteer Study Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for sabirnetug using Halozyme’s drug delivery technology, ENHANZE®

Sabirnetug IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued sabirnetug patents • Sabirnetug Global IP estate: ✓ Issued patents in 19 countries ✓ Composition of matter patents and methods of use run into July 2031 ✓ Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for sabirnetug as a novel biologic drug ✓ US provides 12 years market exclusivity for novel biologics ✓ Europe provides 10 years of market exclusivity for novel biologics • EBDTM program includes Acumen wholly-owned AO-selective mAbs expected to generate novel IP including Composition of Matter Patent(s) 24

Enhanced Brain Delivery (EBDTM)

Image courtesy of JCR Pharmaceuticals 26 Delivering Antibodies to the Brain via the Transferrin Receptor (TfR) Aim to Widen the Therapeutic Window to Increase Efficacy, Safety, and Convenience • Increased brain exposure may enhance efficacy • Wider capillary distribution may reduce ARIA-E risk • Lower dose volumes enable convenient subcutaneous administration Enhanced Brain Delivery (EBDTM) Opportunities: Oligomer-targeted antibody TfR-targeted carrier

Acumen EBDTM: Differentiated Cargo + Validated Carrier Technology 27 ✓ JCR brings validated blood-brain barrier (BBB) delivery, with an approved therapy in Japan • Established leader in BBB technology • Established safety profile • Transferrin-receptor-targeting platform includes both scFv and VHHs, molecules related to the full IgG used in approve therapy, IZCARGO® Carrier Technology Oligomer-selective Cargo ✓ Sabirnetug demonstrates a differentiated profile vs. plaque-targeted therapies (Phase 1) • Confirmed target engagement of synaptotoxic AOs • Strong plaque reduction • Low ARIA-E overall; no ARIA-E observed in APOE 4/4 carriers (n=6) ✓ Oligomer-selective antibodies from Acumen’s library may enhance product lifecycle opportunities and extend patent portfolio scFv: single chain variable fragment antibodies; VHHs: variable heavy domain antibodies ✓ More than a year of feasibility data supports this collaboration, including strong binding, PK, biodistribution and manufacturability for a variety of combination constructs

Acumen Explored Broad Parameters to Develop a TfR-Mediated AβO Product 28 TfR Affinity Architecture Valency AβO Selectivity scFv or VHH Heavy Chain vs Light Chain Monovalent Bivalent Affinity Range Selectivity Range SQ Properties 14,000x 5,000x Dosing, Formulation, Stability TfR: transferrin receptor; scFv: single chain variable fragment antibodies; VHHs: variable heavy domain antibodies; SQ: subcutaneous

Multiple Dose Cohorts* Half-life/Dosing Interval Once monthly dosing Dosing Exposure 35 mg/kg and 50 mg/kg in Phase 2 IV Target Engagement Maximal TE of AβOs observed Phase 1 Results Provide Foundation for EBD Program 29 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 1 9 3 -A β O C o m p le x ( A U /m L ) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Mouse Surrogate Antibodies Developed to Explore EBD and Target Engagement in a Mouse Model of Alzheimer’s Disease 30 The fusion of anti-oligomer antibodies and J-Brain Cargo (anti-TfR scFv) did not alter the ability of constructs to bind TfR or alter the preferential binding to AOs Cline et al., CTAD, 2025 234 0 nM Oligomer Binding Monomer Binding 2.182 nM 3.761 M ACU193 0.33 nM 5.34 nM 3.52 nM 0.595 nM 0.448 nM 2.475 nM 6.914 M 5.871 M 8.6 M

Animals dosed IV at 2 mpk Cline et al., CTAD, 2025 • Higher brain exposure was observed for all fusion proteins compared to ACU193: o mBBB.193-1 exhibited ~35-fold higher brain exposure at 3 hours o mBBB.193-2 and mBBB.234-2 exhibited ~17-fold higher brain exposure at 24 hours • mBBB.193-2 and mBBB.234-2 showed the greatest cumulative exposure: o 32- to 55-fold higher AUC than ACU193 In Wild-Type Mice, All EBD Fusion Proteins Showed Increased Brain Exposure Compared to Sabirnetug (ACU193) ~ 35x @ 3 hrs ~ 17x @ 24 hrs

Surrogate Antibodies Show Enhanced Delivery to the AD Mouse Brain, when Compared with ACU193 and ACU234 AD Mouse Model (ATRE10) Animals dosed at IV 2 mpk Cline et al., CTAD, 2025 • The brain exposure of the three fusion proteins was 63- to 68-fold higher compared to ACU193 and ACU234 • Higher concentrations of all three fusion proteins seen in AD mouse brain compared to wild-type mice may be due to target engagement of AOs and retention in brain ~ 63X ~ 68X ~ 65X

Anemia Risk Robust Data Package, Inclusive of Nonhuman (NHP) Primate Data, Supporting Selection of EBD Constructs Expected in Early 2026 Brain Distribution Stability / Manufacturability Aβ Oligomer Binding Pharmacokinetics TfR Affinity

✓ Significant and growing Alzheimer’s population in need of additional treatment options ✓ Synaptotoxic AβOs appear early in Alzheimer’s Disease and contribute to its pathophysiological processes; sabirnetug demonstrates high selectivity for AβOs in AD patients ✓ Positive Phase 1 data strengthen potential for sabirnetug to offer next-generation efficacy and safety ✓ Significant interest in ALTITUDE-AD, a Phase 2 study investigating sabirnetug, evidenced by rapid enrollment ✓ Enhanced Brain DeliveryTM program augments portfolio optionality, leveraging Acumen capabilities and assets Acumen Positioned to Deliver Potential Next Generation Treatment for Early AD 34 Key Takeaways Next Steps ❑ EBDTM program pre-clinical candidate (PCC) selection expected in early 2026 ❑ Topline results from ALTITUDE-AD Phase 2 IV study evaluating the clinical efficacy and safety of sabirnetug in patients with MCI or mild dementia due to Alzheimer’s expected in late 2026

Appendix www.acumenpharm.com 35

36 Current Anti-Abeta Antibodies in Preclinical & Clinical Development O li g o m e rs T a rg e t Preclinical Phase 1 Phase 2 Phase 3 Launched Sabirnetug Acumen PMN310 ProMIS CM383 KeyMed Trontinemab Roche ~2028 Leqembi Eisai/Biogen Kisunla Lilly Remternetug Lilly 2026 ALIA-1758 AbbVie TAPAS LifeArc ILM-01 Illimis ABY1125 Abyssinia AβO TfR EBD Acumen/JCR ALZ-201 Alzinova morADC AC Immune DNL921 Denali ATV:Abeta Denali BAN2802 Eisai/Bioarctic SNP234 SciNeuro BAN1503 Bioarctic AL137 Alector AL037 Alector Eisai/Bioarctic PRX012 TfR Prothena BAN2803 BMS/Bioarctic TfR Brain delivery Alector CD98 Brain delivery TfR: Transferrin receptor; CD98: Cluster of differentiation 98; Adapted from DeMattos, R., CTAD 2025. Fi b ri ls N 3 p G U n sp e ci fi e d SHR-1707 Hengrui BAN2802 Eisai/Bioarctic NI-10183 Neurimmune No TfR or CD98 delivery

Non-clinical Sabirnetug Data

38 Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology Aβ monomers are normally produced, non- toxic and orders of magnitude more prevalent than other forms of amyloid. Aβ plaques are relatively inert but serve as reservoirs for toxic species of amyloid: oligomers and protofibrils. Neurotoxic Soluble Amyloid Insoluble Amyloid

Literature Selection: Soluble AβOs Contribute to Pathophysiological Processes Associated with Alzheimer’s Disease Disrupted Ca2+ homeostasis Demuro et al, 2005 De Felice et al, 2007 Alberdi et al, 2010 Wang et al, 2018 ChAT loss Heinitz et al, 2006 Nunes-Tavares et al, 2012 Inhibition of axonal transport Pigino et al, 2009 Poon et al, 2009 Decker et al, 2010 Oxidative stress Longo et al, 2000 Sponne et al, 2003 Tabner et al, 2005 De Felice et al, 2007 ER stress Resende et al, 2008 Nishitsuji et al, 2009 Insulin resistance Zhao et al, 2008 Zhao et al, 2009 Ma et al, 2009 De Felice et al, 2009 Impact on astrocytes/microglia Hu et al, 1998 Jimenez et al, 2008 Sondag et al, 2009 Tomiyama et al, 2010 Aberrant Tau phosphorylation De Felice et al, 2008 Ma et al, 2009 Tomiyama et al, 2010 Zempel et al, 2010 Bloom, 2014 Forny-Germano et al, 2020 Wakeman et al, 2022 Darricau et al, 2023 Selective neuron death Lambert et al, 1998 Kim et al, 2003 Florent et al, 2006 Ryan et al, 2009 Lee et al, 2017 Komura, 2019 Plasticity dysfunction Lambert et al, 1998 Walsh et al, 2002 Wang et al, 2002 Townsend et al, 2006 Yasumoto et al, 2019 Synapse deterioration Zhao et al, 2006 Lacor et al, 2007 Shankar et al, 2007 Wu et al, 2010 Brito-Moreira et al, 2017 Actor-Engel et al, 2021 Sackmann & Hallbeck, 2020 Limegrover et al, 2021 Receptor Redistribution Snyder et al, 2005 Roselli et al, 2005 Lacor et al, 2007 Zhao et al, 2008 39

• Aβ monomers are ~7000x higher concentration than AβOs in AD CSF • Higher affinity for monomeric Aβ will reduce functional selectivity due to high monomer levels • Sabirnetug has much lower affinity than other mAbs for Aβ monomers Sabirnetug Demonstrates Low Affinity for Monomeric Aβ 40 M urin e D onan em ab A duca num ab Lec an em ab S ab irn et ug 0 2×10 -6 4×10 -6 6×10 -6 Aβ1-40 monomer binding A ff in it y - K D ( M ) 100.2 nM 338.2 nM 215.7 nM 5215.5 nM H ig h e r b in d in g a ff in it y Internal data, 2024 Note: Calculated KD value for sabirnetug was above the highest analyzed concentration.

Sabirnetug is Highly Selective for Aβ Oligomers Versus Aβ Monomers Relative Selectivity for AβO versus Monomeric Aβ Measured with SPR 41 Sabirnetug is more selective for AβOs than aducanumab or lecanemab Aducanumab Lecanemab Sabirnetug 1×10 -10 1×10 -9 1×10 -8 1×10 -7 1×10 -6 1×10 -5 Sabirnetug vs Lecanemab and Aducanumab A ff in it y - K D ( M ) Aβ1-40 monomer Aβ oligomers 8750x 222x 79.6x H ig h e r b in d in g a ff in it y Internal data, 2024 Note: Murine donanemab shows very low signals for Aβ oligomer binding compared to all other antibodies tested; therefore, it was not included in this comparison.

42 AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AOs species Sabirnetug is Selective for AβOs Versus Aβ Plaques Sabirnetug Thioflavin S Sabirnetug Binds AβOs Not Associated with Plaques in Human AD Brain Slices Adapted from Krafft et al. 2022

43 Amyloid Plaques are Surrounded by a Halo of AβOs Transgenic mouse model of AD AβOs can form halos of soluble aggregates around dense core of amyloid plaques, to which sabirnetug also binds Sabirnetug binding to soluble AβOs Sabirnetug Plaque (ThioS) Spires-Jones et al. 2014 AOs (AW7) Plaque (ThioS) AD human brain tissue Lab of William Klein, NU, 2017

Sabirnetug: Extensive Data Package Supporting Development Sabirnetug is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.  Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques  Binds broad range of endogenous Aβ, from dimers to high molecular weight AβOs  Brain penetration and biodistribution demonstrated in multiple species  Performs like other peripherally administered CNS mAbs  Dose-dependent effects in multiple in vitro neuroprotection assays  Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD  IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)  Non-clinical microhemorrhage studies show no increased risk of microhemorrhage  GLP studies demonstrated acceptable safety package supporting clinical dosing plans including Phase 2 SELECTIVITY PHARMACOLOGY PK/PD SAFETY 44

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of sabirnetug to AβOs is unchanged Binding of sabirnetug to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM Sabirnetug Selectivity Sabirnetug Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM Sabirnetug is the First mAb Developed to Selectively Target AβOs Sabirnetug selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction’ 45

46 Sabirnetug Recognizes a Wide Range of Oligomeric Species of Aβ Broad AβO size distribution recognized by sabirnetug in human AD brain Sabirnetug dose dependently binds to AβOs in brain tissue from Tg2576 mice Data from lab of William Klein, NU, 2018 Merck internal data, 2011 0 0.2 0.4 0.6 0.8 1 1.2 1101001000 R e la ti v e A β O Im m u n o re a ct iv it y w it h S a b ir n e tu g Molecular Weight (kDa) ~3-8 mers~18-100 mers

1. Prevention of hippocampal LTP impairment Functional Consequences of AβO Clearance: Restoring Plasticity 47 • Aβ at 50 nM markedly reduced HFS-induced LTP in wildtype slices • Pre-treatment with ACU3B3 oligomer-selective antibody prevented Aβ1-42-induced LTP deficits Time course of LTP induction From manuscript in prep; data collected by lab of Gerhard Rammes, University of Regensburg, Max-Planck Institute of Psychiatry, Germany

Functional Consequences Following ACU3B3 Treatment 48 • ACU3B3 (murine oligomer selective antibody) treatment prior to plaque pathology leads to reduced amyloid deposition in J20 Tg model (5-7 months) • Treatment effects are less prominent in aged animals (16-23 months) • Evidence of synaptic recovery in advanced stages of pathology in contrast to minor effects on plaque deposition From manuscript in prep; data collected by lab of Jorge Palop, Gladstone Institute 2. Reduced amyloid deposition and increased spine density

Phase 1 INTERCEPT-AD

Sabirnetug drug specific capture (anti-sabirnetug idiotype mAb) 50 Target Engagement Assessed by Measuring Sabirnetug-AO Complex in CSF AO selective detection (anti-A mAb) Only Sabirnetug-AO complex is measurable • Novel assay configuration tailored to selectively detect sabirnetug-AβO complex in CSF as direct measure of target engagement • Translated for clinical use from a preclinical assay developed by Merck that showed sabirnetug engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of Sabirnetug with AβOs is Dose Proportional 51 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 ACU193 IV Infusion Dose C S F A C U 1 9 3 -A β O li g o m e r C o m p le x ( A U /m L ) a t V is it 8 ( D a y 2 1 ) *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Nearly All Sabirnetug-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 52 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days C e n ti lo id s 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C e n ti lo id s 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 13.7 ∆ (%, centiloids) 20.6% Mean reduction in amyloid plaque ∆ (absolute value, centiloids) 18.1 ∆ (%, centiloids) 25.6% PLAQUE REDUCTION E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Sabirnetug Serum Exposure is Dose Proportional Without Accumulation 53 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Sabirnetug CSF Exposure is Dose and Dose-Regimen Proportional 54 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS E. Siemers, et al. INTERCEPT-AD, a phase 1 study of intravenous sabirnetug in participants with mild cognitive impairment or mild dementia due to Alzheimer's disease. JPAD 2025.

Trend Toward Normalizing Plasma Biomarkers with 10 mg/kg and 60 mg/kg Q4W 55 M A D P B O 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -100 -50 0 50 100 150 P la s m a G F A P (% c h a n g e f ro m b a s e li n e ) M A D P B O 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -50 0 50 100 P la s m a p T a u 1 8 1 (% c h a n g e f ro m b a s e li n e ) M A D P B O 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -100 -50 0 50 100 150 P la s m a p T a u 2 1 7 (% c h a n g e f ro m b a s e li n e ) 1 -6 w k p o st -d o si n g • Plasma measurements of glial fibrillary acidic protein (GFAP), pTau181, and pTau217 in 10 mg/kg Q4W & 60 mg/kg Q4W groups were lower than placebo • More impact to fluid biomarkers was observed with longer dosing duration o The 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts PLASMA BIOMARKERS pTau181GFAP pTau217 A D P ro g re ssio n N o rm a liz a tio n n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test E. Cline, et al, Biofluid biomarker changes following treatment with sabirnetug (ACU193) in INTERCEPT-AD, a phase 1 trial in early Alzheimer’s disease. JPAD 2025.

Phase 2 ALTITUDE-AD

Simulated CSF Target Engagement at Steady-State for ALTITUDE-AD Doses • CSF target engagement was simulated at a candidate list of doses given Q4W at steady-state • Notable diminishing differentiation as dose increases • Doses were selected with peak-trough variation in mind: select doses based on trough (end of dosing interval) CSF engagement upper dose: 50 mg/kg Q4W lower dose: 35 mg/kg Q4W Ph2 Dosing Strategy (ALTITUDE-AD) TIME 57